UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

SHORT-TERM BOND FUND

FORM N-Q

SEPTEMBER 30, 2011

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 43.3%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.3%
Daimler Finance NA LLC, Senior Notes	0.973%	3/28/14	$1,400,000	$1,401,168	(a)(b)

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	625,454
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,113,502
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	941,071

Total Media				2,680,027

Multiline Retail - 0.2%
Macy’s Retail Holdings Inc., Senior Notes	5.350%	3/15/12	990,000	1,005,344

TOTAL CONSUMER DISCRETIONARY				5,086,539

CONSUMER STAPLES - 1.7%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,258,065
Diageo Capital PLC	5.200%	1/30/13	1,180,000	1,244,320
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	510,000	517,843

Total Beverages				3,020,228

Food & Staples Retailing - 0.2%
Kroger Co., Notes	3.900%	10/1/15	770,000	823,590

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,287,340

Tobacco - 0.5%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	433,608
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	236,294
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,167,529
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	982,275

Total Tobacco				2,819,706

TOTAL CONSUMER STAPLES				8,950,864

ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	890,000	1,001,034
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,869,866
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	330,000	333,089
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	680,000	732,545
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	160,000	165,479
ConocoPhillips	4.750%	10/15/12	1,000,000	1,039,546
Duke Capital LLC, Senior Notes	6.250%	2/15/13	1,000,000	1,057,465
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,760,000	1,988,686
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	370,000	458,673
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,041,990
Pemex Project Funding Master Trust, Senior Notes	0.929%	12/3/12	2,131,000	2,131,000	(a)(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	1,130,000	1,132,260
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	980,065

TOTAL ENERGY				13,931,698

FINANCIALS - 33.0%
Capital Markets - 6.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	1,978,088
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,580,000	1,628,435	(a)
Credit Suisse USA Inc., Senior Notes	6.500%	1/15/12	4,000,000	4,057,600
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	992,663
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	2,260,000	1,412,500	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	830,000	841,985
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,390,000	1,444,976
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	440,000	437,686
Kaupthing Bank HF, Senior Notes	1.000%	1/15/10	190,000	47,500	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	530,000	(a)(e)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	890,000	222,500	(a)(e)(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	$2,620,000	$1,572	(b)(c)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	1,215	(f)
Macquarie Bank Ltd.	2.600%	1/20/12	3,620,000	3,642,581	(a)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,072,487	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,930,000	1,931,635
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	1,700,000	1,715,965
Morgan Stanley, Senior Notes	2.786%	5/14/13	2,290,000	2,215,401	(b)
Pooled Funding Trust II, Notes	2.625%	3/30/12	10,000,000	10,114,580	(a)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	243,752
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,720,000	1,714,064

Total Capital Markets				36,247,185

Commercial Banks - 12.1%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,400,000	1,293,715
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,378,409	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,257,048	(a)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	2,220,000	2,231,222	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	325,834	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,300,000	1,383,067	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	210,000	214,900
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	156,236	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,200,000	1,125,250
BNP Paribas, Senior Notes	1.146%	1/10/14	690,000	643,983	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	2,420,000	2,353,237	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	990,000	963,913	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,567,675	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	980,000	1,018,613	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,000,000	1,993,048	(a)
Credit Agricole Home Loan SFH, Secured Bonds	1.002%	7/21/14	600,000	585,820	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,155,071	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000	507,200	(a)(b)(c)
Danske Bank A/S, Senior Notes	1.299%	4/14/14	1,300,000	1,234,897	(a)(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,339,870	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,180,000	2,261,545	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,660,107	(a)
Glitnir Banki HF, Notes	5.815%	1/21/11	3,550,000	940,750	(a)(b)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	350,000	0	(a)(e)(f)(g)(h)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,160,000	2,171,100	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	2,730,000	2,738,438	(a)
ING Bank NV, Senior Notes	2.625%	2/9/12	2,000,000	2,015,138	(a)
Landsbanki Islands HF	7.431%	10/19/17	590,000	0	(a)(c)(e)(f)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	129,000	(a)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,621,736
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	672,153	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,580,000	2,615,196	(a)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	3,020,000	3,016,751
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,310,000	1,283,642
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	278,393	(a)
Societe Generale, Senior Notes	1.296%	4/11/14	1,500,000	1,343,852	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,860,000	1,901,063	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	959,930	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/25/11	5,680,000	4,678,900	(b)(c)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,660,000	1,729,298
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,452,871

Total Commercial Banks				63,198,871

Consumer Finance - 2.6%
Ally Financial Inc., Notes	2.200%	12/19/12	2,290,000	2,341,669
Ally Financial Inc., Senior Notes	7.500%	12/31/13	3,048,000	3,101,340

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - continued
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	$487,000	$445,605
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	970,000	1,020,779	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	821,504
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	986,800
SLM Corp.	0.553%	1/27/14	3,200,000	2,938,963	(b)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	1,950,000	1,943,333

Total Consumer Finance				13,599,993

Diversified Financial Services - 7.9%
Bank of America Corp., Senior Notes	4.875%	9/15/12	340,000	340,236
Bank of America Corp., Senior Notes	4.500%	4/1/15	250,000	237,124
Citigroup Inc., Senior Notes	2.875%	12/9/11	6,000,000	6,031,074
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,230,000	1,292,617
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,450,000	4,714,370
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	353,488
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,150,000	1,123,100	(a)
General Electric Capital Corp., Senior Notes	5.875%	2/15/12	4,500,000	4,586,382
General Electric Capital Corp., Senior Notes	0.366%	4/10/12	5,500,000	5,503,493	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,410,000	1,542,385
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	400,000	437,880
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	785,000	739,863	(b)
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	2,650,000	2,771,259
International Lease Finance Corp., Medium-Term Notes	0.596%	7/13/12	580,000	552,231	(b)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	2,100,000	2,244,455
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,600,000	1,617,704	(b)(c)
NCUA Guaranteed Notes, Senior Notes	0.245%	6/12/13	1,570,000	1,569,466	(b)
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,097,346
SSIF Nevada LP, Senior Notes	0.949%	4/14/14	2,640,000	2,641,903	(a)(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	100,000	101,500	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	748,668	(a)

Total Diversified Financial Services				41,246,544

Insurance - 2.4%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	300,426	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	1,860,000	1,814,491
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,612,521
MetLife Inc., Senior Notes	2.375%	2/6/14	2,540,000	2,585,580
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,077,054	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,261,424
Suncorp-Metway Ltd., Senior Notes	1.749%	7/16/12	2,850,000	2,883,405	(a)(b)

Total Insurance				12,534,901

Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	160,000	160,487
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	750,000	723,267
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	5,000,000	5,002,210

Total Thrifts & Mortgage Finance				5,885,964

TOTAL FINANCIALS				172,713,458

HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,085,659
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,419,867

Total Health Care Equipment & Supplies				2,505,526

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	535,372

Pharmaceuticals - 0.3%
Teva Pharmaceutical Finance III BV, Senior Notes	0.853%	3/21/14	1,810,000	1,809,759	(b)

TOTAL HEALTH CARE				4,850,657

INDUSTRIALS - 0.8%
Airlines - 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,027,371	1,047,918
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	672,436	679,160

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - continued
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	$665,485	$682,122

Total Airlines				2,409,200

Industrial Conglomerates - 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	1,360,000	1,579,398

TOTAL INDUSTRIALS				3,988,598

MATERIALS - 0.8%
Chemicals - 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	90,000	100,283
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,256,606

Total Chemicals				1,356,889

Metals & Mining - 0.5%
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,174,034
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,070,000	1,068,846
Vale Overseas Ltd., Notes	6.250%	1/23/17	480,000	521,520

Total Metals & Mining				2,764,400

TOTAL MATERIALS				4,121,289

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.2%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,076,342
Telefonica Emisiones SAU	0.594%	2/4/13	2,490,000	2,395,529	(b)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	180,000	171,921
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	590,041

Total Diversified Telecommunication Services				6,233,833

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,320,000	1,289,640
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	520,000	577,534
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,290,000	1,309,350

Total Wireless Telecommunication Services				3,176,524

TOTAL TELECOMMUNICATION SERVICES				9,410,357

UTILITIES - 0.6%
Electric Utilities - 0.4%
FirstEnergy Corp., Notes	6.450%	11/15/11	70,000	70,383
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,110,000	1,178,029
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,188,343

Total Electric Utilities				2,436,755

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,348
DTE Energy Co., Senior Notes	1.031%	6/3/13	760,000	759,005	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	175,549

Total Multi-Utilities				947,902

TOTAL UTILITIES				3,384,657

TOTAL CORPORATE BONDS & NOTES (Cost - $235,405,130)				226,438,117

ASSET-BACKED SECURITIES - 10.2%
Access Group Inc., 2005-B A2	0.483%	7/25/22	1,935,156	1,815,453	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,570,000	1,602,286	(a)
ARI Fleet Lease Trust, 2010-A A	1.679%	8/15/18	366,077	368,171	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.360%	5/25/32	221,263	186,647	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.060%	8/25/33	400,000	312,736	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.755%	6/25/34	850,850	816,559	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 22A1	2.966%	10/25/36	262,132	130,107	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.362%	11/25/33	2,400,000	2,247,586	(b)
Citibank Credit Card Issuance Trust, 2009-A1 A1	1.979%	3/17/14	2,900,000	2,922,364	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,356,976
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	132,083	109,938	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.435%	2/25/37	$270,087	$168,210	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.509%	2/15/34	256,225	152,642	(b)
Education Funding Capital Trust, 2003-3 A6	1.692%	12/15/42	200,000	185,000	(b)(g)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	1,546,882	1,547,628
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	3,300,000	3,312,732
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	2,500,000	2,526,145	(a)
GSAMP Trust, 2006-SEA1 A	0.535%	5/25/36	426,726	346,731	(a)(b)
GSAMP Trust, 2007-SEA1 A	0.535%	12/25/36	893,260	504,397	(a)(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.535%	3/25/35	1,103,997	928,552	(a)(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.635%	3/25/37	1,659,718	838,734	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	1,991,067	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	3,000,000	2,999,386
Lehman XS Trust, 2005-5N 3A1A	0.535%	11/25/35	971,955	678,188	(b)
Long Beach Mortgage Loan Trust, 2006-A A1	0.415%	5/25/36	2,963,444	47,623	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.574%	12/7/20	4,149,918	4,158,342	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	1,400,000	1,404,229
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	1,200,000	1,209,264
Nissan Master Owner Trust Receivables, 2010-AA A	1.379%	1/15/15	2,110,000	2,129,959	(a)(b)
Penarth Master Issuer, 2011-1A A1	0.880%	5/18/15	730,000	729,704	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.360%	8/25/33	230,125	134,336	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,601	20,554
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	479,073	476,400	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.210%	12/25/33	80,271	62,745	(b)
SLM Student Loan Trust, 2003-04 A5A	1.097%	3/15/33	200,159	191,090	(a)(b)
SLM Student Loan Trust, 2003-05 A4	0.557%	12/17/18	30,891	30,885	(b)
SLM Student Loan Trust, 2003-11 A4	0.537%	6/15/20	572,643	570,659	(b)
SLM Student Loan Trust, 2003-11 A6	0.637%	12/15/25	1,200,000	1,128,000	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.633%	4/25/25	2,330,000	2,104,616	(b)
SLM Student Loan Trust, 2005-10 A4	0.363%	10/25/19	964,603	956,900	(b)
SLM Student Loan Trust, 2006-4 A4	0.333%	4/25/23	305,087	304,132	(b)
SLM Student Loan Trust, 2006-5 A5	0.363%	1/25/27	1,600,000	1,513,037	(b)
SLM Student Loan Trust, 2006-7 A3	0.273%	7/25/18	53,874	53,866	(b)
SLM Student Loan Trust, 2006-8 A3	0.273%	1/25/18	994,896	993,690	(b)
SLM Student Loan Trust, 2007-2 A2	0.253%	7/25/17	549,072	544,455	(b)
SLM Student Loan Trust, 2008-1 A2	0.603%	10/25/16	1,457,750	1,458,966	(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.135%	11/25/34	453,173	345,413	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	326,032	315,907	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.375%	5/25/47	800,000	523,799	(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	750,054	793,587	(b)
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.931%	10/20/14	1,053,654	1,057,984	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $58,116,188)				53,308,377

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.8%
American Home Mortgage Investment Trust, 2005-4 1A1	0.525%	11/25/45	1,015,373	605,077	(b)
Banc of America Funding Corp., 2004-B 3A2	3.080%	12/20/34	210,793	124,412	(b)
Banc of America Funding Corp., 2005-E 4A1	2.730%	3/20/35	379,542	339,591	(b)
Banc of America Funding Corp., 2006-D 1A1	0.401%	5/20/36	962,039	735,488	(b)
Banc of America Funding Corp., 2006-E 2A1	2.876%	6/20/36	1,787,003	1,200,214	(b)
Banc of America Mortgage Securities, 2002-J B1	3.822%	9/25/32	163,735	73,274	(b)
Banc of America Mortgage Securities, 2003-C B1	2.857%	4/25/33	624,437	196,386	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.748%	6/25/34	337,189	314,933	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.585%	8/25/35	976,412	745,126	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Bear Stearns Alt-A Trust, 2004-9 3A1	2.462%	9/25/34	$467,038	$382,211	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.395%	1/25/47	1,046,993	362,477	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.914%	1/25/35	144,725	126,009	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.763%	10/25/36	354,798	230,066	(b)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	1,828,588	1,890,618	(b)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.485%	6/25/38	1,490,539	762,073	(a)(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.753%	2/25/37	354,464	319,168	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.535%	8/25/35	14,131	9,378	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.525%	10/25/35	44,236	30,338	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.435%	1/25/36	25,752	16,598	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.465%	7/25/36	131,222	76,584	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.635%	5/25/35	204,254	191,651	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.820%	3/25/37	1,243,985	765,999	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.767%	12/25/34	97,541	72,668	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.173%	12/25/34	88,593	66,653	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.545%	11/25/35	599,125	355,591	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.611%	11/20/35	2,009,678	433,325	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.792%	5/19/33	156,647	138,145	(b)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	290,518	290,244
Countrywide Home Loans, 2003-HYB3 6A1	2.991%	11/19/33	79,402	64,286	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.575%	6/25/35	185,979	144,167	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.635%	9/25/35	87,671	73,705	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.655%	7/25/36	131,883	112,550	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.475%	11/25/34	771,262	453,325	(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.575%	6/25/34	793,423	729,522	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1A	1.182%	4/19/47	636,222	395,989	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.480%	3/19/45	364,984	235,759	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.771%	2/25/48	649,127	650,672	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.921%	12/29/45	2,176,260	2,165,379	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	344,785
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	257,246	296,432	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.605%	2/25/37	252,477	133,666	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.750%	2/25/35	1,094,653	938,828	(b)
Government National Mortgage Association (GNMA), 1996-12 S, IO	8.250%	6/16/26	796,400	174,535	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.300%	8/16/26	587,009	123,716	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.771%	3/20/60	1,620,246	1,613,603	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.221%	5/20/60	1,751,698	1,776,397	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.531%	10/20/60	4,403,315	4,328,018	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-H26 LF	0.551%	8/20/58	$5,256,773	$5,170,510	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.651%	11/20/60	3,725,246	3,686,876	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.731%	2/20/61	1,036,535	1,022,283	(b)(g)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.465%	9/25/35	422,018	162,562	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.883%	6/25/34	1,683,172	1,530,710	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.585%	9/25/35	1,639,684	1,327,467	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.742%	5/25/35	331,037	232,116	(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.630%	11/19/34	242,070	136,217	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.605%	12/25/34	584,691	435,840	(b)
Homebanc Mortgage Trust, 2005-1 A1	0.485%	3/25/35	921,726	567,810	(b)
IMPAC CMB Trust, 2004-5 1A1	0.955%	10/25/34	464,226	401,915	(b)
IMPAC CMB Trust, 2007-A A	0.485%	5/25/37	161,982	127,411	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.785%	11/25/37	458,059	348,537	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.595%	1/25/35	387,192	211,489	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.445%	5/25/46	389,049	231,024	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	425,910	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.721%	2/25/34	237,371	231,925	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.903%	11/25/33	329,109	312,406	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	1,520,000	1,543,175
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	260,331	259,637
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.721%	11/21/34	3,000,000	2,817,429	(b)
MASTR ARM Trust, 2003-6 1A2	2.575%	12/25/33	190,729	172,548	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	59,510	61,257	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.456%	3/25/33	776,710	600,914	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.157%	9/25/33	85,602	78,239	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,429,912	1,464,312
Mortgage IT Trust, 2005-2 1A1	0.495%	5/25/35	194,602	144,961	(b)
Mortgage IT Trust, 2005-3 A1	0.535%	8/25/35	368,118	268,249	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.674%	1/8/20	1,345,372	1,349,368	(b)
New York Mortgage Trust Inc., 2005-2 A	0.565%	8/25/35	835,067	739,868	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.454%	12/25/34	1,494,600	1,356,841	(b)
Prime Mortgage Trust, 2005-2 2A1	7.092%	10/25/32	525,593	523,231	(b)
Residential Asset Mortgage Products Inc., 2004- SL2 A4	8.500%	10/25/31	17,690	18,981
Residential Asset Mortgage Products Inc., 2004- SL3 A3	7.500%	12/25/31	13,179	13,339
Residential Asset Mortgage Products Inc., 2004- SL4 A5	7.500%	7/25/32	31,179	31,250
Sequoia Mortgage Trust, 2003-2 A2	1.115%	6/20/33	208,103	165,529	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.571%	4/25/34	387,610	312,469	(b)
Structured ARM Loan Trust, 2004-07 A1	0.640%	6/25/34	352,596	257,154	(b)
Structured ARM Loan Trust, 2004-9XS A	0.605%	7/25/34	306,411	238,781	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.614%	3/25/35	669,608	429,189	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.509%	7/25/35	658,691	462,168	(b)
Structured Asset Mortgage Investments Inc., 2006- AR2 A1	0.465%	2/25/36	516,733	308,718	(b)
Structured Asset Securities Corp., 2002-08A 7A1	1.926%	5/25/32	145,098	123,815	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.748%	6/25/32	141,642	43,675	(b)
Structured Asset Securities Corp., 2002-16A B2II	2.500%	8/25/32	286,558	155,494	(b)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	1,175,689	1,088,731
Structured Asset Securities Corp., 2004-2 4A1	2.577%	3/25/34	1,139,176	1,042,644	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT - TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Securities Corp., 2004-5 1A	2.687%	5/25/34	$95,192	$81,060	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.635%	9/25/33	752,994	653,871	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,560,000	2,503,867
Structured Asset Securities Corp., 2005-RF3 2A	3.922%	6/25/35	1,093,329	910,255	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.476%	8/25/33	259,505	244,695	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	348,065	244,528	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.576%	1/25/35	658,495	609,055	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 1A	0.952%	3/25/47	600,840	349,646	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	2.610%	3/25/47	2,509,219	1,591,793	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.062%	7/25/47	3,822,858	2,249,427	(b)
Washington Mutual Inc., 2005-AR4 A5	2.579%	4/25/35	200,000	163,464	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.525%	7/25/45	502,589	394,182	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.252%	8/25/46	94,823	60,014	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.555%	7/25/45	555,307	434,088	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.555%	8/25/45	481,551	370,369	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.212%	9/25/46	569,978	363,623	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.576%	6/25/33	411,885	395,435	(b)
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.621%	10/25/33	1,169,318	1,108,757	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR01 A1B	0.555%	2/25/36	890,667	116,577	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.222%	6/25/46	591,669	248,152	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	4.986%	12/25/34	733,794	668,342	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.798%	7/25/34	338,062	155,076	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $83,850,874)				72,160,881

MORTGAGE-BACKED SECURITIES - 5.0%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	25,858	28,363
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	272	305
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	160,084	190,144
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	652,018	753,423

Total FHLMC				972,235

FNMA - 3.6%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	68,419	72,488
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	2,259	2,303
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	15,761	15,916
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	32,220	34,703
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	2,054,199	2,366,897
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	95	106
Federal National Mortgage Association (FNMA)	2.435%	5/1/32	30,042	30,232	(b)
Federal National Mortgage Association (FNMA)	2.373%	8/1/32	39,666	41,617	(b)
Federal National Mortgage Association (FNMA)	2.465%	12/1/32	238,290	249,566	(b)
Federal National Mortgage Association (FNMA)	1.815%	1/1/33	440,223	453,509	(b)
Federal National Mortgage Association (FNMA)	2.050%	5/1/34	1,057,937	1,101,805	(b)
Federal National Mortgage Association (FNMA)	2.096%	5/1/35	866,928	901,614	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	3.552%	12/1/39	$11,698,922	$12,270,827	(b)
Federal National Mortgage Association (FNMA)	5.000%	10/13/41	400,000	430,313	(i)
Federal National Mortgage Association (FNMA)	5.500%	10/13/41	200,000	217,063	(i)
Federal National Mortgage Association (FNMA)	6.000%	10/13/41	800,000	877,625	(i)

Total FNMA				19,066,584

GNMA - 1.2%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	52,520	58,035
Government National Mortgage Association (GNMA)	9.000%	9/15/22	435	440
Government National Mortgage Association (GNMA)	6.500%	8/15/34	2,053,432	2,376,653
Government National Mortgage Association (GNMA)	1.610%	1/20/60	1,857,700	1,881,887	(b)(g)
Government National Mortgage Association (GNMA)	2.243%	8/20/60	1,571,105	1,680,768	(b)

Total GNMA				5,997,783

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $25,357,428)				26,036,602

SOVEREIGN BONDS - 1.2%
Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,814,859

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,400,000	2,508,288	(a)

TOTAL SOVEREIGN BONDS (Cost - $5,984,773)				6,323,147

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.3%
U.S. Government Agencies - 14.1%
Federal Farm Credit Bank (FFCB), Bonds	0.270%	4/25/12	5,000,000	5,001,215
Federal Farm Credit Bank (FFCB), Bonds	0.189%	11/29/12	6,000,000	6,002,592	(b)
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,600,000	2,659,717
Federal Home Loan Bank (FHLB), Bonds	0.185%	10/26/12	6,000,000	6,000,324	(b)
Federal Home Loan Bank (FHLB), Bonds	1.625%	6/14/13	5,500,000	5,617,249
Federal Home Loan Bank (FHLB), Bonds	0.700%	8/23/13	2,700,000	2,701,145
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.750%	9/10/15	530,000	546,995
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.750%	1/15/12	5,100,000	5,182,569
Federal National Mortgage Association (FNMA)	4.750%	2/21/13	4,400,000	4,665,254
Federal National Mortgage Association (FNMA)	2.002%	4/1/33	720,075	752,679	(b)
Federal National Mortgage Association (FNMA), Bonds	1.250%	9/28/16	5,290,000	5,286,461
Federal National Mortgage Association (FNMA), Notes	1.000%	4/4/12	4,500,000	4,518,261
Federal National Mortgage Association (FNMA), Notes	0.375%	12/28/12	4,250,000	4,255,542
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	3,100,000	3,127,075
Federal National Mortgage Association (FNMA), Notes	1.625%	8/8/14	3,700,000	3,714,260
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/14	13,720,000	13,814,435

Total U.S. Government Agencies				73,845,773

U.S. Government Obligations - 7.2%
U.S. Treasury Notes	0.250%	9/15/14	22,200,000	22,094,239
U.S. Treasury Notes	1.000%	8/31/16	10,840,000	10,868,791
U.S. Treasury Notes	1.375%	9/30/18	4,870,000	4,847,175

Total U.S. Government Obligations				37,810,205

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $111,697,316)				111,655,978

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.9%
U.S. Treasury Bonds, Inflation Indexed (Cost - $4,827,580)	3.375%	1/15/12	$4,771,688	$4,813,067

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.38		6/15/12	74	35,150
Eurodollar Mid Curve 2-Year Futures, Put @ $98.50		12/16/11	74	5,550
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/16/11	37	5,550

TOTAL PURCHASED OPTIONS (Cost - $43,376)				46,250

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $525,282,665)				500,782,419

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 3.0%
Commercial Paper - 0.8%
Westpac Banking Corp. (Cost - $4,248,860)	0.230%	11/14/11	$4,250,000	4,248,860	(a)(j)

U.S. Government Agencies - 1.7%
Federal Farm Credit Bank (FFCB), Discount Notes	0.200%	7/3/12	3,000,000	2,998,173	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.231%	8/3/12	5,000,000	4,996,190	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	750,000	749,980	(j)(k)

Total U.S. Government Agencies (Cost - $8,735,444)				8,744,343

Ceritificates of Deposit (Yankee) - 0.5%
Nordea Bank Finland PLC (Cost - $2,700,000)	0.462%	11/13/12	2,700,000	2,699,681	(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $15,684,304)				15,692,884

TOTAL INVESTMENTS - 98.7% (Cost - $540,966,969#)				516,475,303
Other Assets in Excess of Liabilities - 1.3%				6,568,902

TOTAL NET ASSETS - 100.0%				$523,044,205

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The maturity principal is currently in default as of September 30, 2011.

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of September 30, 2011.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Value is less than $1.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.50	263	$69,038
Eurodollar Futures, Put	6/18/12	99.50	74	39,312
Eurodollar Futures, Put	3/19/12	99.50	263	126,569
Eurodollar Mid Curve 2-Year Futures, Put	12/16/11	98.25	37	1,387

	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/26/14	2.50%	131,592,000	$496,118

TOTAL WRITTEN OPTIONS (Premiums received - $794,699)				$732,424

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$226,438,117	$0	*	$226,438,117
Asset-backed securities	—	53,123,377	185,000		53,308,377
Collateralized mortgage obligations	—	71,138,598	1,022,283		72,160,881
Mortgage-backed securities	—	26,036,602	—		26,036,602
Sovereign bonds	—	6,323,147	—		6,323,147

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
U.S. government & agency obligations	—	$111,655,978	—	$111,655,978
U.S. treasury inflation protected securities	—	4,813,067	—	4,813,067
Purchased options	$46,250	—	—	46,250

Total long-term investments	$46,250	$499,528,886	$1,207,283	$500,782,419

Short-term investments†	—	15,692,884	—	15,692,884

Total investments	$46,250	$515,221,770	$1,207,283	$516,475,303

Other financial instruments:
Futures contracts	$17,070	—	—	$17,070
Credit default swaps on corporate issues - buy protection‡	—	$109,264		109,264

Total other financial instruments	$17,070	$109,264	—	$126,334

Total	$63,320	$515,331,034	$1,207,283	$516,601,637

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$236,306	$496,118	—	$732,424
Futures contracts	388,602	—	—	388,602

Total	$624,908	$496,118	—	$1,121,026

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2010	$0	*	—	$3,820,000	$3,820,000
Accrued premiums/discounts	—		—	—	—
Realized gain (loss)	—		—	—	—
Change in unrealized appreciation (depreciation)(1)	—		—	(14,252)	(14,252)
Net purchases (sales)	—		—	(2,783,465)	(2,783,465)
Transfers into Level 3	—		$185,000	—	185,000
Transfers out of Level 3	—		—	—	—

Balance as of September 30, 2011	$0	*	$185,000	$1,022,283	$1,207,283

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(1)	—		—	$(14,252)	$(14,252)

*	Value is less than $1.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding

Notes to Schedule of Investments (unaudited) (continued)

period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a refined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2011, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to

Notes to Schedule of Investments (unaudited) (continued)

pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase or write options to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2011, the Fund held written options with credit related contingent features which had a liability position of $732,424. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,917,268
Gross unrealized depreciation	(32,408,934)

Net unrealized depreciation	$(24,491,666)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	38	3/12	$9,450,249	$9,443,950	$(6,299)
90-Day Eurodollar	38	9/12	9,432,198	9,444,900	12,702
U.S. Treasury 2-Year Notes	794	12/11	174,967,925	174,841,282	(126,643)
					(120,240)
Contracts to Sell:
90-Day Eurodollar	38	3/13	9,398,226	9,443,000	(44,774)
90-Day Eurodollar	76	9/13	18,729,715	18,851,800	(122,085)
U.S. Treasury 5-Year Notes	411	12/11	50,345,446	50,341,078	4,368
U.S. Treasury 10-Year Notes	83	12/11	10,708,980	10,797,781	(88,801)
					(251,292)

Net unrealized loss on open futures contracts					$(371,532)

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2010	524	$127,360
Options written	131,593,680	1,187,437
Options closed	(1,455)	(510,862)
Options expired	(112)	(9,236)

Written options, outstanding September 30, 2011	131,592,637	$794,699

At September 30, 2011, the Fund held TBA securities with a total cost of $1,529,609.

At September 30, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
Swap counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$300,000	3/20/15	5.000	% quarterly	$34,538	$2,027	$32,511
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	5.000	% quarterly	67,750	8,249	59,501
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	200,000	3/20/13	5.000	% quarterly	6,976	(646)	7,622

Total	$870,000				$109,264	$9,630	$99,634

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$17,070	$(388,602)	$46,250	$(732,424)	—	$(1,057,706)
Credit Contracts	—	—		—	$109,264	109,264

Total	$17,070	$(388,602)	$46,250	$(732,424)	$109,264	$(948,442)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$17,435
Written options	218,910
Futures contracts (to buy)	97,939,306
Futures contracts (to sell)	42,307,920

Average Notional Balance
Credit default swap contracts (to buy protection)	$960,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	November 28, 2011